UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
February 12, 2026
AMKOR TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-29472	23-1722724

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2045 EAST INNOVATION CIRCLE
TEMPE, AZ 85284
(Address of principal executive offices, including zip code)

(480) 821-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	AMKR	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

On February 12, 2026, Amkor Technology, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. LLC, as the underwriter (the “Underwriter”), and 915 Investments, LP, a stockholder of the Company (the “Selling Stockholder”), relating to the offer and sale by the Selling Stockholder of 10,000,000 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), pursuant to the Company’s automatic shelf registration statement on Form S-3 (Registration No. 333-279042), filed with the Securities and Exchange Commission May 1, 2024, including the prospectus, dated May 1, 2024 and the prospectus supplement, dated February 12, 2026. The Selling Stockholder has agreed to sell the shares to the Underwriter at a price of $48.75 per share. The Selling Stockholder also granted the Underwriter a 30-day option to purchase up to an additional 1,500,000 shares of Common Stock. The Selling Stockholder is an investment vehicle for members of the family of Susan Y. Kim, the Chairman of the Board of Directors of the Company.

The Underwriting Agreement contains customary representations, warranties, agreements and indemnification obligations by the Company, the Selling Stockholder and the Underwriter and customary conditions to closing. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of the Underwriting Agreement and as of specific dates, were solely for the benefit of the parties to the Underwriting Agreement, and may be subject to limitations agreed upon by such parties. The Underwriting Agreement includes a clear market provision pursuant to which the Company has agreed not to offer or otherwise sell shares of Common Stock for a period of 75 days after the date of the final prospectus, subject to certain exceptions.

In connection with the sale, the Selling Stockholder has entered into a lock-up agreement under which it has agreed that neither the Selling Stockholder nor any of its direct or indirect affiliates, other than the Company and its subsidiaries, will sell, or otherwise transfer or dispose of, any of its remaining shares of Common Stock for a period of 180 days after the date of the final prospectus, subject to certain exceptions. The form of lock-up agreement is included as an exhibit to the Underwriting Agreement, which is filed herewith as Exhibit 1.1.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the copy thereof, which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of February 12, 2026, by and among Amkor Technology, Inc., 915 Investments, LP, and Goldman Sachs & Co. LLC, as the underwriter.
5.1	Opinion of Dechert LLP.
23.1	Consent of Dechert LLP (included in Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMKOR TECHNOLOGY, INC.
By:	/s/ Mark N. Rogers
Mark N. Rogers
Executive Vice President, General Counsel and Corporate Secretary

Date: February 13, 2026